DELAWARE GROUP® ADVISER FUNDS

Delaware U.S. Growth Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Summary Prospectus dated February 28, 2014

The following replaces the information in the section entitled “Who manages the Fund? – Investment manager”:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Sub-advisor

Effective May 1, 2014, Jackson Square Partners, LLC (JSP) is serving as sub-advisor to the Fund under an interim sub-advisory agreement between Delaware Management Company and JSP, pending shareholder approval of a final sub-advisory agreement between the parties.

Portfolio managers	Title with JSP	Start date on the Fund
Jeffrey S. Van Harte, CFA	Chairman, Chief Investment Officer	April 2005
Christopher J. Bonavico, CFA	Portfolio Manager, Equity Analyst	April 2005
Daniel J. Prislin, CFA	Portfolio Manager, Equity Analyst	April 2005
Christopher M. Ericksen, CFA	Portfolio Manager, Equity Analyst	September 2005

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 5, 2014.